UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2006

CENTENARY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-23851	86-0874841
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Reconquista 656-3 Piso Buenos Aires, Argentina
(Address of principal executive offices)

(011-5411) 4811-4040
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

The information in Items 7.01 and 9.01 of this report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 7 Regulation FD.

Item 7.01 Regulation FD Disclosure.

On December 1, 2006, Centenary International Corp. (the “Company”) issued a press release describing the business background of Mr. Cristóbal Manuel López. Mr. López acquired a controlling stock ownership interest in the Company on November 2, 2006, as described in the Company’s Current Report on Form 8-K previously filed on November 9, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated December 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTARY INTERNATIONAL CORP.
(Registrant)

Date: December 7, 2006	By:	/s/ Héctor A. Patrón Costas
Héctor A. Patrón Costas
Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and Director